INVENTORIES	12 Months Ended
Dec. 31, 2017
Inventory Disclosure [Abstract]
INVENTORIES
NOTE 5 – INVENTORIES

Inventories at December 31, 2017 and 2016 consisted of the following:

	December 31, 2017	December 31, 2016
	USD	USD
Raw materials	107,651,325	80,781,903
Work-in-process	42,202,306	24,994,839
Finished goods	59,717,204	50,635,932
Total	209,570,835	156,412,674

Raw materials mainly comprised of human plasma collected from the Company’s plasma collection stations. Work-in-process represented intermediate products in the process of production. Finished goods mainly comprised plasma products. Provisions to write-down the carrying amount of obsolete inventory to its estimated net realizable value amounted to nil, $256,862 and $76,587 for the years ended December 31, 2017, 2016 and 2015, respectively, and were recorded as cost of sales in the consolidated statements of comprehensive income.